Coiled Tubing & Fracturing

CJ

Energy Services, Inc.

15 Years of Excellence

C&J Energy Services, Inc. Investor Presentation March 1, 2012 Exhibit 99.1

Coiled Tubing & Fracturing
CJ
Energy Services, Inc.

Disclaimer
Forward-Looking Statements
Certain statements and information in this presentation may constitute “forward-looking statements” within the meaning of
Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the
Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,”
“would,” “could” or other similar expressions are intended to identify forward-looking statements, which are generally not historical in
nature.   These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us.  While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. All comments concerning our expectations for future revenues and operating results are based on our forecasts for our existing operations and do not include the potential impact of any future acquisitions.  Our forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and our
present expectations or projections.   Known material factors that could cause our actual results to differ from our projected results are described in our filings with the Securities and Exchange Commission (“SEC”), including but not limited to our Annual Report on
Form 10-K for the period ended December 31, 2011.
All readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof.   We
undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.
Non-GAAP Financial Measures
We use both GAAP and certain non-GAAP financial measures to assess performance.  Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP.  C&J management believes that these non-GAAP measures provide useful supplemental information to investors in order that they may evaluate our financial performance using the same measures as management.  These non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.  In evaluating these measures, investors should consider that the methodology applied in calculating such measures may differ among companies and analysts.  Reconciliation of non-GAAP results to GAAP results for historic periods can be found on slide 35 of this presentation and in our filings with the SEC, as applicable.

Coiled Tubing & Fracturing

CJ

Energy Services, Inc.

15 Years of Excellence

Company Overview

Founded by current Chairman and CEO Josh Comstock
Well-positioned to benefit from many of the most important trends in drilling and completion
Focused on complex, technically demanding completions that deliver superior returns
Operates modern, high-pressure rated equipment
Integrated manufacturing capabilities
Recent rapid growth through penetration of prominent E&P customers
Unique financial business model through “take-or-pay plus” contracts that combine visibility with spot upside optionality
C&J is a Differentiated Energy Services Company

Anadarko Petroleum Corporation
Apache
Chesapeake Energy
ConocoPhillips
elpaso
eog resources
EXCO
EXXON
OXY
PENN VIRGINIA CORPORATION
PETROHAWK ENERGY CORPORATION
PXP
Shell
XTO ENERGY

1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007
2008
2009 2010 2011

Josh
Comstock
founded C&J
Introduced stand-
alone pressure
pumping services
Ordered first
hydraulic
fracturing fleet
Added 5 coiled tubing units, bringing total to 13
Geographic expansion into East Texas
Launched hydraulic fracturing service
Contracted Fleets 1 and 2
Ordered Fleets 3, 4 and 5
Evolution of C&J
Introduced
coiled tubing
services
Closed Total Acquisition
Coiled tubing count reaches 18 units
Contracted Fleets 3, 4, 5 and 6
Ordered Fleets 7, 8, 9
2012
Ordered 6 additional
coiled tubing units
C&J Timeline
Key Customers

Coiled Tubing & Fracturing
CJ
Energy Services, Inc.

C&J Investment Highlights
Operational
expertise in service
- intensive basins
Visible revenue
growth
Modern, high-
specification
equipment
High-quality
service
Focused on technically-demanding, service-intensive basins
Generate higher revenue per unit of horsepower relative to peers
Exclusive focus on high-pressure rated equipment (all rated up to 15,000 psi)
Modern fracturing fleet, all entered into service in the past four years
Acquisition of Total provides specialized, in-house manufacturing capability
Substantial hydraulic fracturing and completion services experience
Vested executive team with significant ownership
Experienced
management
Scheduled equipment deliveries to support sustained growth
Term contracts provide visibility with flexibility for spot market upside
Customized solutions through extensive front-end technical analysis and planning
Design engineers and job supervisors involved throughout project execution

Coiled Tubing & Fracturing

CJ

Energy Services, Inc.

15 Years of Excellence

Industry Trends

Coiled Tubing & Fracturing
CJ
Energy Services, Inc.

Ongoing development of existing and emerging unconventional resource basins
Increased horizontal drilling
Greater service intensity
Strong North American supply-demand fundamentals
Increased demand for expertise to execute complex completions
High levels of asset utilization and constrained supply growth
Spread of North American unconventional drilling and completion techniques
Conventional field redevelopment applications
Emerging international opportunities

Key Industry Themes Driving C&J Opportunity

182
87
121
Eagle Ford
Granite Wash
Haynesville

2,500
2,000
1,500
1,000
500
0
80%
70%
60%
50%
40%
30%
20%
10%
0%
Nov-07
Nov-08
Nov-09
Nov-10
Nov-11
Oil-directed drilling rigs
Gas-directed drilling rigs

Source: Unconventional Drilling data as of September 2011 and Baker Hughes Rig Count data as of November 04, 2011.
Strong Drilling Outlook Drives Completion Demand
% Horizontal / Directional

Significant increase in rig count and horizontal drilling activity
Increased service intensity of horizontal wells
Rig Count Change Since 6/09 by Shale Play
U.S. Horizontal Rig Count

Source: Goldman Sachs Equity Research, management estimates.
Note: Dark blue bars denote current C&J basin of operation.
Advances in Completion Techniques Driving Demand
Average Fracturing Stages Per Well Average Horsepower Per Well (000’s of HP)
40
38
30
25

Haynesville Eagle
Ford
Granite
Wash
Other
Unconventional
Median
Conventional
16 16

13
3
Haynesville Eagle
Ford
Granite
Wash
Other
Unconventional
Median
Conventional
Longer laterals More frac stages Higher pressure wells

Coiled Tubing & Fracturing
CJ
Energy Services, Inc.

Favorable Supply / Demand Fundamentals
Continued increase in horizontal drilling
Longer laterals
Growing number of fracturing stages per well
Improved drilling efficiencies
High-pressure environments
Customized approach to the completion of
complex, technically demanding wells
Redevelopment of conventional fields
Older equipment not well-suited to meet
demanding completion requirements
Significant increase in attrition and
maintenance downtime
24-hour continuous service
More aggressive sand / proppant use
More demanding operating conditions in
higher pressure formations
Supply chain constraints in obtaining new
equipment
Limited industry experience executing the
most complex completions
Demand-Side Drivers
Supply-Side Drivers

Coiled Tubing & Fracturing

CJ

Energy Services, Inc.

15 Years of Excellence

Business Overview

Overview of Service Offerings
Hydraulic
Fracturing
Pressure
Pumping
Coiled Tubing
Provide highly customized services for
technically challenging basins
Engineering staff offers extensive
front-end technical evaluation
Demonstrated efficiency gains to client
allows for premium pricing
Ability to handle heavy-duty jobs across
a wide spectrum of environments
Leverage CT business to expand into
additional fracturing opportunities
Provides various functions associated
with well completion and well servicing
Diverse portfolio of value-added
services
Routinely performed in conjunction with
coiled tubing services
Often provides advanced knowledge of
potential coiled tubing work
Focus on most
complex projects in
most challenging
basins
Services

Highly Experienced Management Team
Josh Comstock
Founder,
Chairman and CEO
Randy McMullen
EVP,
CFO and Treasurer
Brett Barrier
COO
John Foret
VP, Coiled Tubing
Billy Driver
VP, Hydraulic
Fracturing
Brandon
Simmons
VP, Coiled Tubing
Pat Winstead
VP, Marketing
Ted Moore
VP, General Counsel
Industry
Experience
20+ years
Industry
Experience
20+ years
Industry
Experience
10+ years
Industry
Experience
20+ years
Industry
Experience
25+ years
Industry
Experience
18+ years
Industry
Experience
25+ years
Industry
Experience
9+ years

Modern, High-Specification Equipment
Currently operates six modern 15,000 psi pressure rated hydraulic fracturing fleets with aggregate of 210,000 horsepower
–
Specifically designed to handle well completions with long lateral segments and multiple fracturing stages in high pressure formations
Also owns a fleet of 18 coiled tubing units, 21 double-pump pressure pumps and
9 single-pump pressure pumps
–
Additional 6 coiled tubing units and ancillary equipment to be delivered in the second half of 2012 for deployment to new geographic basins
–
20 of the 24 coiled tubing units will be 2-inch dimension
Vertical integration through acquisition of Total E&S (“Total”)
Premium Hydraulic Fracturing Fleets
Current Fleets Year Built On-Time Delivery Number of Pressure Pumps Horsepower Capacity
1 2007 17 34,000
2 2010 12 24,000
3 2010 16 32,000
4 2011 20 40,000
5 2011 16 32,000
6 2011 / 2012 24 48,000
Expected Fleets Expected Delivery Date On-Time Delivery Number of Pressure Pumps Horsepower Capacity
7 2Q 2012 16 32,000
8 3Q 2012 16 32,000
9 4Q 2012 16 32,000
Total 153 306,000

Horn River Basin
Bakken Shale
Niobrara Shale
Arkoma Woodford Shale
Montney Shale
Mississippian
Cana
Woodford Shale
Granite Wash
Bone Spring
Barnett Shale
Eagle Ford Shale
Marcellus Shale
Fayetteville Shale
Haynesville Shale
Natural Gas
Oil / Liquids

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✓ :

Company
Coiled
Tubing
Hydraulic
Fracturing
Chesapeake
Encana
Samson
Petrohawk
EOG
Shell
Devon
Plains Exploration
EXCO
Penn Virginia

Company
Coiled
Tubing
Hydraulic
Fracturing
Chesapeake
Apache
Forest Oil
Cordillera
Newfield
Unit
Penn Virginia

Geographically Focused in Attractive Basins
= C&J Customer Relationship
Granite Wash
Company
Coiled
Tubing
Hydraulic
Fracturing
Chesapeake
EOG
Petrohawk
Newfield
Anadarko
Shell
SM Energy
ConocoPhillips

Eagle Ford Shale
Haynesville Shale
= Basin where C&J is currently active
Existing relationships provide platform for future growth
Prominent shales are in reach of C&J’s existing service centers

Coiled Tubing & Fracturing
CJ
Energy Services, Inc

Offer customized solutions on
a job-by-job basis
Engineers and fleet managers
onsite throughout process
Culture of flexibility and
collaboration
Completed thousands of
fracturing stages in Eagle
Ford and Haynesville
Operating team with 20+
years of in-basin experience
Relationships with several
proppant and chemical
suppliers
Technical proficiency and
front-end analysis
The Result is Enhanced Economics for Our Customers
Superior
customer
service
New, highly
capable
equipment
Exceptional
execution
High-quality
service
provider
Minimize cycle time and limit
pump downtime
Design fluids that perform well
in various environments
Focus on maintaining
performance data that is used
to supplement and increase
effectiveness of future
assignments
We Offer an Attractive Value Proposition to Our Customers
All fracturing fleets less than 4
years old; rated for 15,000 psi
Optimized configuration of fleet
according to basin specific
requirements
Custom-designed equipment
maximizes efficiency and
durability
Specific competence in
fracturing fluid design and local
application

eog resources	☑	☑	☑	☑
PENN VIRGINIA CORPORATION	☑	☑	☑	☑
Anadarko	☑	☑	☑	☑
PXP	☑	☑	☑	☑
EXCO	☑	☑	☑	☑
Apache	☑	☑	☑	☑
Chesapeake ENERGY	☑	☑	☑	☐
XTO ENERGY	☑	☑	☑	☐
PETROHAWK ENERGY CORPORATION	☑	☑	☑	☐
elpaso	☑	☑	☑	☐

Relationships with Industry Leaders
(Through mid-2012)
(Through mid-2012)
(Through early 2013)
(Through mid-2014)
(Through mid-2013)
(Early 2014)
Large operators have embraced C&J’s technical capabilities
Term Frac Contract
Hydraulic
Fracturing
Coiled Tubing
Stand Alone
Pressure Pumping
Customer
Current Service Offerings

Coiled Tubing & Fracturing
CJ
Energy Services, Inc.

Outperformance Through Efficiency
Pre-job best
practices
Pumping
procedures
Motivated
workforce
Rig-up
flexibility
More frequent communication with customers during well design process
Lab fluids testing in advance for optimal well design
Develop best layout for job site to maximize Hydration Unit and Blender performance
Organize crew into focused teams to complete multiple tasks simultaneously
Conduct field fluid tests during rig process to confirm lab results
Real-time monitoring of equipment to spot potential problems early
On-site maintenance of pump units as soon as each one is offline
Proactive replacement of wear items rather than waiting for a failure
Streamline paperwork requirements to allow supervisors to focus on efficiency and planning
Empowering employees and promoting best practices produces a proud and highly motivated workforce
Continuity of technical staff to avoid repetition and save customers’ time
Engineers and blender operators on site during rig up to “jump start” technical review

Coiled Tubing & Fracturing
CJ
Energy Services, Inc.

Strategy for Continued Growth
Capitalize on growth in development of shale and other resource plays
Leverage customer relationships to geographically expand
– Further expansion into new geographic basins
– Evaluating opportunities to expand operations into new areas throughout the U.S.
Pursue additional term hydraulic fracturing contracts
– Currently seeking term contracts for Fleets 7, 8 and 9
Maintain flexibility to pursue spot market work
– Retains upside revenue potential at prevailing market rates

Coiled Tubing & Fracturing

CJ

Energy Services, Inc.

15 Years of Excellence

Financials

Coiled Tubing & Fracturing
CJ
Energy Services, Inc.

Key Drivers of Financial Performance
Visibility
Growth
Vertical integration
Risk management
Hourly rates under take-or-pay contracts
Spot market optionality
Utilization drives model
Balance sheet strength
Business Model
Financial Model

Significant Historical Growth
34,000
58,000
130,000
178,000
300,000
2009 2010 Apr-11 2011 2012E¹
$19.9
$13.1
$82.3
2008 2009 2010 2011
$62.4
$67.0
$244.2
2008 2009 2010 2011
$67
$93
$331
$374
2008 2009 2010 2011
$285.0
$758.5
Revenue ($mm)
Adjusted EBITDA ($mm)
Growth in HHP (period end)
Avg. Monthly Revenue / HHP
1
Assumes timely delivery of Fleets 6 – 9

Coiled Tubing & Fracturing
CJ
Energy Services, Inc.

More demanding wells drive higher hourly rates and higher revenues from chemicals and proppant
More frac stages per well keep fleets onsite longer, allowing more pumping hours per month
Demonstrated shorter time per completion permits us to negotiate premium rates with customers
Less redundant pumping capacity boosts utilization
Average monthly revenue per unit of horsepower:
$331 in 2010
$374 in 2011
ROCE of 42% in 2010 and 57% in 2011
Operational Strategy Drives Strong Financial Performance
Regional focus and operating efficiency generate higher revenues per unit of horsepower

Strong Margin Profile
31%
19%
34%
38%
2008 2009 2010 2011
1 EBITDA margin based on Adjusted EBITDA.
Margins driven by utilization, not price
In 2011 generated $285MM in Adjusted EBITDA
EBITDA Margin¹

PENN VIRGINIA CORPORATION
eog resources
Anadarko
EXCO
PXP
Apache

Contract Coverage for Fracturing Fleets
Delivery 2Q 2012
Delivery 2Q 2012
Fracturing Term Contracts Provide Visible Growth
Delivery 4Q 2012
Fleet 1
Fleet 2
Fleet 9
Fleet 6
Fleet 7
Fleet 8
Fleet 5
Fleet 4
Fleet 3
Operating Regions
Haynesville/Eagle
Ford/Granite wash
Eagle Ford
Eagle Ford
Eagle Ford
Eagle Ford
Permian
(Uncontracted)
(Uncontracted)
(Uncontracted)
2011 2012
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
Expected Delivery of Future Fleets
Fleet Under Contracts

Coiled Tubing & Fracturing
CJ
Energy Services, Inc.

Overview of Term Contracts
• 1 – 3 year contract life
• Revenues under term contracts are derived from:
– Mandatory monthly payments for minimum hours
– Pre-agreed amounts for each hour of service in excess of the contracted minimum
– Service charge to customers for chemicals and proppant materials
• Take or pay
• Optionality to deploy equipment when not utilized
• Contractual protections for term

Total E&S Acquisition Facilitates Growth Strategy
Total E&S is a manufacturer of hydraulic fracturing equipment, coiled tubing, pressure pumping and other equipment used in the energy services industry and one of C&J’s largest suppliers of machinery and equipment
–
Acquisition closed April 28, 2011
–
Aggregate purchase price of approximately $33.0mm
–
Received $5.4mm cash as part of acquisition, for net transaction value of $27.5mm
–
$25.0mm financed through incremental revolver borrowings
–
Remainder funded through cash on hand
Strategic benefits include
–
Internal control over supply chain
–
Significantly reduces exposure to third-party supply constraints
–
Shorter cycle times for the delivery of new equipment and replacement parts
–
Provides for greater potential control of costs associated with new equipment
–
Acquisition has reduced C&J’s procurement costs from Total
–
Ability to delay, or indefinitely postpone, delivery time of equipment
–
Platform for R & D, continued equipment design improvements

Coiled Tubing & Fracturing
CJ
Energy Services, Inc.

Strong Balance Sheet and Liquidity
Flexible balance sheet with strong liquidity position
– $200mm revolving credit facility

.
Improved Balance Sheet
($ in thousands)
6/30/2011 12/31/2011
Cash and Cash Equivalents $ 7,634 $ 46,780
Long-term Debt
Five-Year $200mm Credit Facility $ 105,000 -
Total Long-Term Debt $ 105,000 -
Shareholders' Equity $ 176,039 $ 395,055
Total Capitalization $ 281,039 $ 395,055

Coiled Tubing & Fracturing
CJ
Energy Services, Inc.

C&J Investment Highlights
Visible revenue
growth
Modern, high-
specification
equipment
High-quality
service
Focused on technically-demanding, service-intensive basins
Generate higher revenue per unit of horsepower relative to peers
Exclusive focus on high-pressure rated equipment (all rated up to 15,000 psi)
Modern fracturing fleet, all entered into service in the past four years
Acquisition of Total provides specialized, in-house manufacturing capability
Substantial hydraulic fracturing and completion services experience
Vested executive team with significant ownership
Experienced
management
Scheduled equipment deliveries to support sustained growth
Term contracts provide visibility with flexibility for spot market upside
Operational
expertise in
service-intensive
basins
Customized solutions through extensive front-end technical analysis and planning
Design engineers and job supervisors involved throughout project execution

Coiled Tubing & Fracturing

CJ

Energy Services, Inc.

15 Years of Excellence

Appendix

Coiled Tubing & Fracturing
CJ
Energy Services, Inc.

Detailed Historical Financials – Income Statement

Year Ended December 31,
($ in thousands except per share amounts) 2007 2008 2009 2010 2011
Statement of Operations Data
Revenue $28,022 $62,441 $67,030 $244,157 $758,454
Cost of Sales 14,227 42,401 54,242 154,297 443,556
Gross Profit $13,795 $20,040 $12,788 $89,860 $314,898
Selling, General and Administrative Expenses 7,427 8,950 9,533 17,998
52,737
Loss (Gain) on Sale / Disposal of Assets 129 397 920 1,571 (25)
Operating Income $6,239 $10,693 $2,335 $70,291 $262,186
Other Income (Expense)
Interest Income $50 $5 $4 $9
–
Interest Expense (5,786) (6,913) (4,712) (17,350) $(4,221)
Lender Fees (341) (511) (391) (322) –
Loss on early extinguishment of debt – – – –
(7,605)
Other Income
– – –
163
–
Other Expense (17) (68) (52) (150) (40)
Total Other Expenses $(6,094) $(7,487) $(5,151) $(17,650) $(11,866)
Income (Loss) Before Income Taxes $145 $3,206 $(2,816) $52,641 $250,320
Provision (Benefit) for Income Taxes 868 2,085 (386) 20,369 88,341
Net Income (Loss) $(723) $1,121 $(2,430) $32,272 $161,979
Basic Net Income (Loss) per Share $(0.02) $0.02 $(0.05) $0.70 $3.28
Diluted Net Income (Loss) per Share (0.02) 0.02 (0.05) 0.67 3.19
(Unaudited)

Coiled Tubing & Fracturing
CJ
Energy Services, Inc.

Detailed Historical Financials – Cash Flow

Year Ended December 31,
( $ in thousands except per share amounts) 2007 2008 2009 2010 2011
Statement of Cash Flows Data
Capital Expenditures $30,152 $21,526 $4,301 $44,473 $140,723
Cash Flow Provided by (Used in)
Operating Activities $8,377 $8,611 $12,056 $44,723 $171,702
Investing Activities (30,054) (20,673) (4,254) (43,818) (165,545)
Financing Activities 21,305 11,921 (6,733) 734 37,806
(Unaudited)

Coiled Tubing & Fracturing
CJ
Energy Services, Inc.

Detailed Historical Financials – Balance Sheet

As of December 31,
in thousands) 2007 2008 2009 2010 2011
Balance Sheet Data
Cash and Cash Equivalents $250 $109 $1,178 $2,817 $46,780
Accounts Receivable, Net 4,409 13,362 12,668 44,354 122,169
Inventories, Net 581 861 2,463 8,182 45,440
Property, Plant and  Equipment, Net 57,991 71,441 65,404 88,395 213,697
Total Assets 133,711 155,212 150,231 226,088 537,849
Accounts Payable 1,705 6,519 10,598 13,084 57,564
Long-term Debt and Capital Lease Obligations,
Excluding Current Portion
56,773 25,041 60,668 44,817
Total Stockholders' Equity $66,797 $68,099 $65,799 $109,446 $395,055
(Unaudited)

EBITDA Reconciliation

Year Ended December 31,
($ in thousands)
2008 2009
2010
2011
Net Income (Loss) $1,121 $(2,430) $32,272 $161,979
Interest Expense, Net 6,909 4,708 17,341 4,221
Provision (Benefit) for Income Taxes 2,085 (386) 20,369 88,341
Depreciation and Amortization 8,836 9,828 10,744 22,919
EBITDA $18,951 $11,720 $80,726 $277,460
Adjustments to EBITDA
Loss on early extinguishment of debt 7,605
Loss (Gain) on Sale / Disposition of Property,
Plant & Equipment
397 920
1,571
(25)
Adjusted EBITDA
$19,348 $12,640
$82,297
$285,040
Note: EBIT, EBITDA and Adjusted EBITDA are non-GAAP financial measures, and when analyzing C&J’s operating performance, investors should use EBIT, EBITDA and Adjusted EBITDA in addition to, and not as an alternative for, operating income and net (loss) income (each as determined in accordance with GAAP).
C&J uses EBIT, EBITDA and Adjusted EBITDA as supplemental financial measures. EBIT is defined as net income (loss) before interest expense (net) and income taxes.
EBITDA is EBIT adjusted for depreciation and amortization.  Adjusted EBITDA is EBITDA further adjusted for certain other items which are not indicative of future performance or cash flow, including lender fees, other non-operating expenses and loss on sale/disposal of property, plant and equipment.  C&J believes EBIT, EBIDA and Adjusted EBITDA are useful supplemental indicators of its performance. EBIT, EBITDA and Adjusted EBITDA, as used and defined by C&J, may not be comparable to similarly titled measures employed by other companies and are not measures of performance calculated in accordance with GAAP.